EXHIBIT 10.1

AMENDMENT NO. 2

TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement is dated as of May 17, 2013 (the “Agreement”), and is among the Lenders identified on the signature pages hereof as Lenders (which Lenders constitute the Required Lenders), WELLS FARGO BANK, NATIONAL ASSOCIATION (“WFB”), as administrative agent for the Lenders (WFCF, in that capacity, “Agent”) and Co-Lead Arranger, HSBC BANK USA, N.A., (“HSBC”) as Syndication Agent and Co-Lead Arranger, and PAC-VAN, INC. (“Borrower”).

The Lenders, Agent, and Borrower are party to a Credit Agreement dated as of September 7, 2012 (as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “Credit Agreement”).

The parties also desire to modify the Credit Agreement in certain respects.

The parties therefore agree as follows:

1. Definitions. Defined terms used but not defined in this Agreement are as defined in the Credit Agreement.

2. Revolver Increase. Borrower has requested an Increase in the amount of $10,000,000 in accordance with Section 2.14 of the Credit Agreement.  In connection with the request for such Increase, HSBC, in its capacity as a Lender, has agreed to increase the amount of its Revolver Commitment by $9,000,000 and The PrivateBank and Trust Company, in its capacity as a Lender, has agreed to increase the amount of its Revolver Commitment by $1,000,000.  Agent has reasonably determined that this Agreement shall constitute an “Increase Joinder” pursuant to the terms of Section 2.14(b) of the Credit Agreement and that each of the other conditions set forth in Section 2.14 of the Credit Agreement with respect to the requested Increase will have been satisfied upon this Agreement’s becoming effective.  Accordingly, the requested Increase will become effective upon the satisfaction of each of the conditions to effectiveness set forth in Section 4 of this Agreement.

3. Amendment to Credit Agreement.  Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 4 of this Agreement, Schedule C-1 to the Credit Agreement is hereby amended to read in its entirety as set forth in Exhibit A attached to this Agreement.

4. Representations. To induce Agent and the Required Lenders to enter into this Agreement, Borrower hereby represents to Agent and the Required Lenders as follows:

(a) that Borrower is duly authorized to execute and deliver this Agreement and is and will continue to be duly authorized to borrow monies under the Credit Agreement, as amended by this Agreement, and to perform its obligations under the Credit Agreement, as amended by this Agreement;

(b) that the execution and delivery of this Agreement and the performance by Borrower of its obligations under the Credit Agreement, as amended by this Agreement, do not and will not conflict with any provision of law or of the articles of incorporation or bylaws of Borrower or of any agreement binding upon Borrower;

(c) that the Credit Agreement, as amended by this Agreement, is a legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability is limited by bankruptcy, insolvency, or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies;

(d) that the representations and warranties set forth in Section 4 of the Credit Agreement, as amended by this Agreement, are true and correct in all material respects (but if any representation or warranty is by its terms qualified by concepts of materiality, that representation or warranty is true and correct in all respects), in each case with the same effect as if such representations and warranties had been made on the date of this Agreement, with the exception that all references to the financial statements mean the financial statements most recently delivered to Agent except for such changes as are specifically permitted under the Credit Agreement and except to the extent that any such representation or warranty expressly relates to an earlier date;

(e) that Borrower has complied with and is in compliance with all of the covenants set forth in the Credit Agreement, as amended by this Agreement, including those set forth in Section 5, Section 6, and Section 7 of the Credit Agreement; and

(f) that as of the date of this Agreement, no Default or Event of Default has occurred and is continuing.

5. Conditions. The effectiveness of this Agreement is subject to satisfaction of the following conditions:

(a) that Agent has received this Agreement executed by Agent, the Required Lenders and Borrower;

(b) that Agent has received from Borrower $100,000 in immediately available funds, of which $90,000 shall be for the sole account of HSBC and $10,000 shall be for the sole account of The PrivateBank and Trust Company, in each case, in respect of each such party’s agreement in Section 1 of this Agreement to provide a ratable portion of the Increase;

(c) that Agent has received copies (executed or certified, as appropriate) of all other legal documents or minutes of proceedings taken in connection with the execution and delivery of this Agreement to the extent Agent or its counsel reasonably requests;

(d) that Borrower has paid all fees and expenses required to be paid by Borrower on the date of this Agreement under this Agreement, the Credit Agreement, or the other Loan Documents; and

(e) that all legal matters incident to the execution and delivery of this Agreement are satisfactory to Agent and its counsel.

6. Release. Borrower hereby waives and releases any and all current existing claims, counterclaims, defenses, or set-offs of every kind and nature which it has or might have against Agent or any Lender arising out of, pursuant to, or pertaining in any way to the Credit Agreement, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement. Borrower hereby further covenants and agrees not to sue Agent or any Lender or assert any claims, defenses, demands, actions, or liabilities against Agent or any Lender which occurred prior to or as of the date of this Agreement arising out of, pursuant to, or pertaining in any way to the Credit Agreement, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement.

7. Miscellaneous.

(a) This Agreement is governed by, and is to be construed in accordance with, the laws of the State of Illinois. Each provision of this Agreement is severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(b) This Agreement binds Agent, the Lenders and Borrower and their respective successors and assigns, and will inure to the benefit of Agent, the Lenders and Borrower and the successors and assigns of Agent and each Lender.

(c) Except as specifically modified or amended by the terms of this Agreement, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference in this Agreement and in all respects continue in full force and effect.  Borrower, by execution of this Agreement, hereby reaffirms, assumes, and binds itself to all of the obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement and the other Loan Documents.

(d) Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import, and each reference to the Credit Agreement in any and all instruments or documents delivered in connection therewith, will be deemed to refer to the Credit Agreement, as amended by this Agreement.

(e) This Agreement is a Loan Document.  Borrower acknowledges that Agent’s reasonable costs and out-of-pocket expenses (including reasonable attorneys’ fees) incurred in drafting this Agreement and in amending the Loan Documents as provided in this Agreement constitute Lender Group Expenses.

(f) The parties may sign this Agreement in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument.

[Signature pages to follow]

The parties are signing this Amendment No. 2 to Credit Agreement as of the date stated in the introductory clause.

PAC-VAN, INC.,

as a Borrower and as the initial Administrative Borrower

By:           /s/ Christopher A. Wilson

Name:      Christopher A. Wilson

Title:        Secretary

Signature page to Amendment No. 2 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Agent, Co-Lead Arranger and as a Lender

By:           Brian Hynds

Name:      Brian Hynds

 Its Authorized Signatory

Signature page to Amendment No. 2 to Credit Agreement

HSBC BANK USA, N.A.,

as Syndication Agent, Co-Lead Arranger and as a Lender

By:           /s/ William M. Ozaki

Name:     William M. Ozaki

 Its Authorized Signatory

Signature page to Amendment No. 2 to Credit Agreement

THE PRIVATEBANK AND TRUST COMPANY,

as a Lender

By:           /s/ Kyle Griffith

Name:      Kyle Griffith

Its Authorized Signatory

Signature page to Amendment No. 2 to Credit Agreement

EXHIBIT A

Replacement Schedule C-1 to Credit Agreement

(See attached.)

SCHEDULE C-1

Commitments

Lender	Revolver Commitment	Total Commitment
Wells Fargo Bank, National Association	$49,350,000	$49,350,000
HSBC Bank USA, N.A.	$49,000,000	$49,000,000
The PrivateBank and Trust Company	$21,650,000	$21,650,000

All Lenders	$120,000,000	$120,000,000